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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 19, 2004


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


            Ohio                          1-8519                  31-1056105
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                    45202
   (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                  CINCINNATI BELL INC.

ITEM 5.  OTHER EVENTS.

         On March 18, 2004 Cincinnati Bell Inc. issued a press release announcing that it has received a waiver from its lenders under its credit facility and intends to release earnings for fourth quarter and full year 2003 on March 22, 2004.

         A copy of the press release is attached to this Current Report as
Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  Exhibit        Description
                  -------        -----------
                  99.1           Press release issued by Cincinnati Bell Inc. on
                                 March 18, 2004 announcing that it has received a waiver from its lenders under its credit facility and intends to release earnings for fourth quarter and full year 2003 on March 22, 2004.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CINCINNATI BELL INC.


                                          By: /s/ Christopher J. Wilson
                                              ---------------------------------
                                              Christopher J. Wilson
                                              Vice President and General Counsel



Date:  March 19, 2004



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                                  Exhibit Index


Exhibit No.                      Exhibit                               Page No.
-----------                      -------                               --------

   99.1 Press release issued by Cincinnati Bell Inc. on March 18, 2004 announcing that it has received a waiver from its lenders under its credit facility and intends to release earnings for fourth quarter and full year 2003 on March 22, 2004.